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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                        August 19, 2002 (August 16, 2002)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   1-10485                    75-2303920
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                    (Address of principal executive offices)


                                 (214) 547-4000
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

On August 19, 2002, Tyler Technologies, Inc. issued the news release attached hereto as Exhibit 99.2, which news release is incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      99.2  News Release issued by Tyler Technologies, Inc. dated August 19,
            2002.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TYLER TECHNOLOGIES, INC.




Date:    August 19, 2002          By: /s/ Theodore L. Bathurst
                                      ------------------------------------------
                                      Theodore L. Bathurst
                                      Vice President and Chief Financial Officer
                                      (principal financial officer)




Date:    August 19, 2002          By:  /s/ Terri L. Alford
                                       -----------------------------------------
                                       Terri L. Alford
                                       Controller
                                       (principal accounting officer)